Exhibit 10.28

ADDITIONAL RESTRICTED SUBSIDIARY

INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

SUPPLEMENT NO. 1 (this “Supplement”) dated as of July 1, 2008, to the Intellectual Property Security Agreement dated as of April 10, 2007 among CATALENT PHARMA SOLUTIONS, INC. (f/k/a CARDINAL HEALTH 409, INC. (as successor by merger with PTS ACQUISITION CORP.)), (the “Borrower”), PTS INTERMEDIATE HOLDINGS LLC (“Holdings”), the Subsidiaries of Holdings from time to time party thereto and MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent (the “Collateral Agent”) for the Secured Parties.

A. Reference is made to the Credit Agreement dated as of April 10, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Collateral Agent and Swing Line Lender, Bank of America, N.A., as L/C Issuer and each Lender from time to time party thereto, pursuant to which the Lenders have severally agreed to make Loans and the L/C Issuers to issue Letters of Credit to the Borrower upon the terms and subject to the conditions therein.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Intellectual Property Security Agreement referred to therein.

C. In connection with the Credit Agreement, the Borrower, Holdings and the other Grantors have entered into the Intellectual Property Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 5.14 of the Intellectual Property Security Agreement provides that additional Restricted Subsidiaries may become Grantors under the Intellectual Property Security Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Intellectual Property Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit from time to time under the terms of the Credit Agreement.

Accordingly, the Collateral Agent and each New Subsidiary agree as follows:

SECTION 1. In accordance with Section 5.14 of the Intellectual Property Security Agreement, each New Subsidiary by its signature below becomes a Grantor under the Intellectual Property Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Intellectual Property Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of each New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Intellectual Property Security Agreement) of each such New Subsidiary. Each reference to a “Grantor” in the Intellectual Property Security Agreement shall be deemed to include each New Subsidiary. The Intellectual Property Security Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary, and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Each New Subsidiary hereby represents and warrants that (a) set forth on Schedules I and II attached hereto are true and correct schedules of the Collateral and (b) set forth under its signature hereto is the true and correct legal name of each such New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. The Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the Collateral, including:

(a) the Patents (as defined in the Intellectual Property Security Agreement) set forth in Schedule I hereto;

(b) the registered Trademarks (as defined in the Intellectual Property Security Agreement) and Trademarks for which applications are pending set forth in Schedule I hereto; and

(c) the registrations of Copyrights (as defined in the Intellectual Property Security Agreement) and Copyrights for which applications are pending set forth in Schedule I hereto.

SECTION 6. The grant of a security interest in the Collateral by the Grantor under this Supplement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Supplement secures the payment of all amounts that constitute part of the secured Obligations and that would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that such secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 7. Grants, Rights and Remedies. This Supplement has been entered into in conjunction with the provisions of the Intellectual Property Security Agreement. Each New Subsidiary does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Intellectual Property Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Supplement and the terms of the Intellectual Property Security Agreement, the terms of the Intellectual Property Security Agreement shall govern.

SECTION 8. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this Supplement with respect to United States Patents, United States registered Trademarks and Trademarks for which United States applications are pending, and United States registered Copyrights listed in Schedule I hereto.

SECTION 9. Except as expressly supplemented hereby, the Intellectual Property Security Agreement shall remain in full force and effect.

SECTION 10. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Intellectual Property Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 12. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intellectual Property Security Agreement.

SECTION 13. Reimbursement of the Collateral Agent’s expenses under this Supplement shall be governed by the applicable sections of the Intellectual Property Security Agreement.

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IN WITNESS WHEREOF, each New Subsidiary and the Collateral Agent have duly executed this Supplement to the Intellectual Property Security Agreement as of the day and year first above written.

CATALENT US HOLDING I, LLC

By:	/s/ Craig Collingwood
Name:	Craig Collingwood
Title:	Secretary

Jurisdiction of Formation: Delaware

Address of Chief Executive Office: Catalent US Holding I, LLC, c/o Catalent U.K. Swindon Encaps Limited, Frankland Road, Blagrove, Swindon, Wiltshire SN5 8YG, England

CATALENT US HOLDING II, LLC

By:	/s/ Craig Collingwood
Name:	Craig Collingwood
Title:	Secretary

Jurisdiction of Formation: Delaware

Address of Chief Executive Office: Catalent US Holding II, LLC, c/o Catalent U.K. Swindon Encaps Limited, Frankland Road, Blagrove, Swindon, Wiltshire SN5 8YG, England

MORGAN STANLEY SENIOR FUNDING, INC. as Collateral Agent

By:	/s/ Stephen B. King
Name:	Stephen B. King
Title:	Vice President